Fourth Quarter 2012 Update Exhibit 99.1

Forward-Looking Statements

This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “would,” “should,” “could,” “may,” “predicts,”
“potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. These statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties. Our actual results could differ materially from those expressed in or contemplated by such forward-looking statements as a result of a variety of factors, some of which are more fully described under the caption “Risk Factors” in the registration statements and quarterly report we have filed with the Securities and Exchange Commission.  Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of such forward-looking statements should not be regarded as a representation by us, or any other person that the results expressed in or contemplated by such forward-looking statements will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, liquidity, results of operations, business strategy and growth prospects. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed in or contemplated by the forward looking statements, including, but not limited to: (1)
ability to execute our business strategy; (2) changes in the regulatory environment, including changes in regulation that affect the fees that we charge; (3) economic, market, operational, liquidity, credit and interest rate risks associated with our business; (4) our ability to identify potential candidates for, obtain regulatory approval of and consummate, acquisitions of banking franchises on attractive terms, or at all;
(5) our ability to integrate acquisitions and to achieve synergies, operating efficiencies and/or other expected benefits within expected time-frames, or at all, or within expected cost projections, and to preserve the goodwill of acquired banking franchises; (6) our ability to achieve organic loan and deposit growth and the composition of such growth; (7) business and economic conditions generally and in the financial services industry; (8) increased competition in the financial services industry, nationally, regionally or locally, resulting in, among other things, lower risk-adjusted returns; (9) changes in the economy or supply-
demand imbalances affecting local real estate values; (10) volatility and direction of market interest rates; (11) effects of any changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve; (12) the ability in certain states to amend the state constitution to impose restrictions on financial services by a simple majority of the people who actually vote; (13)
governmental legislation and regulation, including changes in accounting regulation or standards; (14) failure of politicians to reach consensus on a bipartisan basis; (15) acts of war or terrorism, natural disasters such as tornadoes, flooding, hail storms and damaging winds, earthquakes, hurricanes or fires, or the effects of pandemic flu; (16) the timely development and acceptance of new products and services and perceived overall value of these products and services by users; (17) changes in the Company’s management personnel; (18) continued consolidation in the financial services industry; (19) ability to maintain or increase market share; (20) ability to implement and/or improve operational management and other internal risk controls and processes and our reporting system and procedures; (21) a weakening of the economy which could materially impact credit quality trends and the ability to generate quality loans; (22) the impact of current economic conditions on the Company’s performance, liquidity, financial condition and prospects and on its ability to obtain attractive third-party funding to meet its liquidity needs; (23) fluctuations in face value of investment securities due to market conditions; (24) changes in fiscal, monetary and related policies of the U.S. federal government, its agencies and government sponsored entities; (25) inability to receive dividends from our subsidiary bank, pay dividends to our common stockholders and to service debt and satisfy obligations as they become due; (26) costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries, and the results of regulatory examinations or reviews; (27) changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (28) changes in capital classification; (29) impact of reputational risk on such matters as business generation and retention; and (30) the Company’s success at managing the risks involved in the foregoing items.  All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statement is qualified in its entirety by reference to the matters discussed in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.
No Offer or Solicitation; Further Information
We have filed registration statements and other documents with the SEC. Before you invest, you should read the documents we have filed with the SEC for more complete information about us. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes theret included in our registration statements and quarterly report filed with the SEC.
Non-GAAP Measures
We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. Please see the
Appendix to this presentation and our registration statements and quarterly report  for a further description of our use of non-GAAP financial measures and a reconciliation of the differences from the most directly comparable GAAP financial measures.

Company Overview

A Foundation For Growth

Stock Price / Market Cap $18.52 / $1.0bn
Assets $5.4bn
Deposits $4.2bn
Loans $1.8bn
NBH 4Q12 Snapshot
Raised $974 million in late 2009
Completed four acquisitions in 12 months
Created meaningful scale and market
share in attractive markets
Fully integrated acquired franchises into
scalable operating platform
Executing on both organic and M&A
strategy
Profitable since inception of banking
operations
Successfully completed IPO
Note: Market data as of 24-Jan-13, financial information as of 31-Dec-12.
¹ 4Q12 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less 4.5% average loan yield on originations.
Company Overview
Full-Service Banking Centers 101
Capital Deployed $650mm
TBV / Share
(Inception / Current / Current
with Excess Accretable Yield¹)
$18.82 / $19.17 / $19.67¹
Excess Capital
(10% T1L / 8% T1L)
$400mm / $475mm

NBH Management Team

Head of M&A and Corporate Planning, Head of Foreign Exchange and Interest Derivatives business, and Mid-Atlantic Chief
Financial Officer at Citizens Financial Group
Don Gaiter
Chief of Acquisitions and Strategy (23 years in banking)
Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business
Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida
Tim Laney
Chief Executive Officer (30 years in banking)
Head of Business Services Credit at Regions Financial
Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America
Richard Newfield
Chief Risk Officer (27 years in banking)
Vice Chairman and Chief Financial Officer at F.N.B. Corporation
Corporate strategic planning, line-of-business and geographic Chief Financial Officer at PNC
Brian Lilly
Chief Financial Officer (32 years in banking)

Accomplished Board of Directors
Title Past Experience Name
Frank Cahouet Chairman
Chairman, President, and Chief Executive Officer of Mellon Financial
President and Chief Operating Officer of Fannie Mae
Tim Laney President / CEO
Senior EVP and Head of Business Services of Regions Financial
EVP and Management Operating Committee at Bank of America
Ralph Clermont
Director / Chairman of the Audit and
Risk Committee
Managing Partner of the St. Louis office of KPMG LLP
Robert Dean
Director / Chairman of the
Nominating and Corporate
Governance Committee
Senior Managing Director at Ernst & Young Corporate Finance LLC
Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice
Lawrence Fish Director
Chairman and Chief Executive Officer of Citizens Financial Group
Director of the Federal Reserve Bank of Boston
Micho Spring Director
Chair of Global Corporate Practice of Weber Shandwick
CEO of Boston Communications Company
Burney Warren
Director / Chairman of the
Compensation Committee
EVP and Director of Mergers and Acquisitions of BB&T
President and Chief Executive Officer of First Federal Savings Bank

Acquisition Growth Organic Growth
Attractive
Markets
Disciplined
Acquisitions
Client-Centered,
Relationship-Driven
Enhanced Product
Offerings
Scalable Operating Platform & Efficiencies
Leading Regional Bank Holding Company
Our Objectives

Investment Highlights

Disciplined Focus on Building Meaningful Scale and Market Share in Attractive Markets
Expertise in FDIC-assisted and Unassisted Bank Transactions
with Substantial Future Opportunities
Operating Platform Implemented with Full Conversion of All Acquisitions
Organic Growth Accelerating
Attractive Low-Risk Profile
Available Capital to Support Growth
Experienced and Respected Management Team and Board of Directors

Kansas City Region

Bank Midwest
Where common sense lives.

NE
IA
35
KS
70
MO

Colorado

Community Banks of Colorado
Where common sense lives.

NE
KS
UT
CO
70
25

National Bank Holdings
CORPORATION

NBH Bank N.A.

Bank Midwest
Where common sense lives.

Community Banks of Colorado
Where common sense lives.

Hillcrest Bank
Where common sense lives.

National Bank Holdings
CORPORATION

Attractive Footprint

Bank Holding Company
OCC Charter (Single Charter)
Local Branded Divisional Banks
Source: SNL Financial.
Kirksville MSA
Maryville MSA
St. Joseph MSA
Kansas City
Kansas City MSA
Fort Collins MSA
Boulder MSA
Denver MSA
Greeley MSA
Denver
Colorado Springs MSA

Demographics			
	✓	✓	✓
	✓	✓	✓
Economics	✓	✓	✓
	✓	✓	✓
	✓	✓	✓
	✓	✓	✓
Banking		✓	✓
		✓	
	✓	✓	✓

✓

National Bank Holdings CORPORATION

U.S.
Population (mm) 311.0 2.1 2.6 4.1
Pop. Projection CAGR
(‘11-’16)
0.7% 0.9% 1.2% 1.2%
2011 Median Household Inc. $50.2K $54.4K $59.0K $57.8K
# of Businesses (000s) 72.8 95.7 154.9
Unemployment Rate
(Dec-12)
7.8% 6.4% 7.4% 7.4%
Real GDP per Capita $42.2K $47.1K $56.7K $50.1K
Real GDP Growth (’05-’10) 0.70% 0.90% 1.70% 1.70%
HPI Change (’07-’11) (19.2)% (8.2)% (5.6)% (5.7)%
Branch Penetration
(per 100k people)
31.2 37.5 27.1 28.0
Deposits per Branch ($mm) $ 82 $ 56 $ 85 $ 70
Top 3 Combined
Deposit Market Share
54% 36% 53% 52%
Front Range Denver, CO Kansas City, MO
Better Than U.S. Average
Source: SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis.
Note: All data as of 2011 except unemployment rate and deposit data. “Front Range” statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs.
Deposit data as of 30-Jun-12.  Front Range unemployment based on a weighted average of Nov-12 unemployment and YE 2011 population for each MSA.
¹ Based on U.S. Top 20 MSAs (determined by population).

Our Markets are Attractive
1
Key Statistics by MSA, 2011

Proven Acquirer – FDIC Assisted and Unassisted Transactions
Kansas City MSA Colorado

Jul-2011
Assets: $950mm
Deposits: $760mm
Full-Service Branches: 16
FDIC / No Loss Share
Bank Midwest Transaction –
Deposit Premium
FDIC-Assisted Transactions –
Asset Discount / FV Marks Net of Loss Coverage
4
1.4 x
1.7 x
1.1 x
1.4 x 1.4 x
Hillcrest Bank Bank of
Choice
Community
Banks of
Colorado
Total Colorado Total
2.2%
4.0%
4.8%
Bank Midwest Nationwide Branch
Deals ³
Midwest Branch
Deals ³
Jul-2010 / Dec-2010
Assets: $2.4bn
Deposits: $2.4bn
Full-Service Branches: 39
Unassisted transaction
Oct-2010
Assets: $1.4bn
Deposits: $1.2bn
Full Service Branches: 9
FDIC / Loss Share
Oct-2011
Assets: $1.2bn
Deposits: $1.2bn
Full-Service Branches: 40
FDIC / Loss Share
Bank Midwest Hillcrest Bank Bank of Choice CBoC
Source: SNL Financial.
1
Defined as capital deployed divided by post mark-to-market adjusted fair value of net assets (bargain purchase gain or goodwill) plus capital deployed.
2
Tax adjustments are calculated at a rate equal to the effective tax rate for the Company in 2011.
3
Includes branch transactions since 31-Dec-09 with greater than $250 million in deposits acquired.
4
Multiples calculated as the asset discount divided by the total loan and OREO fair value marks (including yield mark) net of the FDIC indemnification asset.
Balance Sheet
Full-Serv.
Transaction Accounting Impact
Assets Deposits Banking Capital A-T Bar. A-T Accr. GW &
($mm)
Acquired Assumed Centers Deployed P / TBV¹ Purch. Gain² Yield² Intangibles
All Transactions $ 5,981 $ 5,575 104 $ 650 1.1 x $ 59 $ 181 $ 97
Implied

MO KS
CO
NE
SD
IA
WY
ND
MT

Large Number of Acquisition Opportunities with Limited Competition
Historical Acquisition Market Share
4
Future Acquisition Opportunities
In Market Market Extension ² Total Markets
Troubled Institutions ¹
Number of Institutions 30 12 42
Total Assets ($bn) $18.4 $4.7 $23.1
Other Institutions ($750mm-$10bn in Assets)
Number of Institutions 35 43 78
Total Assets ($bn) $68.8 $89.2 $158.0
Total Institutions
Number of Institutions
65 55
120
Total Assets ($bn)
$87.2
$93.9 $181.1
Number of Active
Acquirers ³
6 2 6
% of
Deposits Deposits
Acquired Acquired # of
Rank Buyer ($mm) ($mm) Deals
1 NBH Holdings Corp. $5,575 24.7% 4
2 First Citizens BancShares 2,324 10.3 2
3 National Australia Bank 2,261 10.0 1
4 LINCO Bancshares 1,028 4.6 1
5 Simmons First National 909 4.0 4
6 Strategic Growth Bank 820 3.6 1
7 Carlile Bancshares 624 2.8 2
8 Equity Bancshares 563 2.5 1
9 RCB Holding Company 561 2.5 1
10 Enterprise Financial Services 524 2.3 1
Other 7,376 32.7 112
Total for Institutions in Market $22,565 100.0% 130
1
2
3
4
Source: SNL Financial.

Includes banks with Texas Ratios >100% or <0%. Texas ratio defined as (Adj. NPAs + 90s) / (TCE + LLR).
  Market Extension includes IA, MT, ND, NE, SD, and WY.
“Active acquirers” are defined as all banks & thrifts with a presence in each market that meet the following criteria: Total assets greater than $5bn, NPAs / Assets < 2.5%, Leverage Ratio > 8.0% and have completed 1 or more acquisitions since 31-Dec-08. Totals and subtotals exclude double-counting.

Includes open bank and FDIC deals in CO, IA, KS, MO, MT, ND, NE, SD, and WY announced after 31-Mar-10 and before 31-Dec-12.

New Loan Fundings

Timeline

Consumer

Small Business

Commercial

National Bank Holdings
CORPORATION

Well Positioned to Capture Fair Share of Market
Market Opportunity

Source: SNL Financial, Hoovers D&B, and U.S. Bureau of Economic Analysis.
Progress to Date ($mm)
BMW & Hillcrest Conversion
KC New Talent Recruit / Sales Initiative
BoC & CBOC Conversion
CO New Talent Recruit /
Sales Initiative
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
$ 25 $ 25
$ 35
$ 54
$ 82
$ 84
$ 128
$ 140
KC MSA 59.4
Colorado Front Range 155.1
Total 214.5
Number of Small Business (K)
KC MSA $ 43.6
Colorado Front Range 78.2
Total $ 121.8
KC MSA $ 10.5
Colorado Front Range 21.5
Total $ 32.0
Market Deposits ($bn)
Market Mortgage Outstandings ($bn)
KC MSA 1.1
Colorado Front Range 1.8
Total 2.9
Number of Mid & Large Businesses (K)
101 banking centers
58 commercial bankers

New Leadership Hires
Treasurer
M&I /
Citibank
Richard Newfield
Chief Risk
Officer
Kathy
Hinderhofer
Chief of Integration,
Tech & Operations
Brian Lilly
Chief Financial
Officer
Lisa Monteleone
Chief Human
Resources Officer
Joseph Bonner
President,
Community Banks
of Colorado Division
Chief Accounting
Officer
Great Western Bank/
Commerce
Bancshares
Director of Mgmt
Reporting, Planning
& Analysis
Jeppesen
Sanderson,
a
Boeing company
Director of Public
Reporting
Fifth Third Bank /
CrossFirst Holdings
EVP, Commercial
Banking
UMB Bank
EVP, Consumer
Banking
Bank of America
Chief Compliance
Officer
TD Bank / First Data
Director of
Enterprise
Technology
Commerce
Bancshares
HR Regional
Manager
Greater Kansas City
Chamber of
Commerce
EVP, Consumer
Banking
Commerce
Bancshares
Regional Manager
M&I /
Bank of America
Small Business
US Bank
SBA Program
Manager
Great Western Bank
Treasury
Management
Manager
Mutual Bk of Omaha/
Guaranty Bank
Director of
Internal Audit
M&I
Director of Credit
Management
Bank of America
Senior Credit
Approval Officer
Bank of America
Director of Credit
Review
Commerce
Bancshares
Chief Appraiser
UMB Bank
Enterprise Risk
Manager
JP Morgan Chase
CRA
&
Fair Lending
Officer
Commerce
Bancshares
Director of Loan
Operations
First Natl Bank of
Kansas
HR Benefits
Manager
Assurant Employee
Benefits / H&R Block
HR Program
Manager
JE Dunn
Construction
Donald Gaiter
Chief of Acquisitions
& Strategy
Thomas Metzger
President,
Bank Midwest /
Hillcrest Division

Light blue shading represents New Hire by NBH
Marketing Manager
Bank of America
17 New
Commercial
Bankers
12 New
Commercial
Bankers
General Counsel &
Secretary
Comerica / M&T
30 new leadership hires
58 commercial bankers, of
which 29 are new hires

Accomplishments to Date
Completed four acquisitions
Established scalable, efficient operating platform to support growth
Fully integrated Kansas City and Colorado franchises
Successfully completed IPO
Divisional branding and marketing
Consolidated bank charters
Leadership and banker hires
30 new leadership hires
58 commercial bankers, of which 29 are new hires
$574mm cumulative new loan originations
$434mm in 2012
Initiated quarterly dividend of $0.05
Announced modest stock repurchase program ($25mm authorization)

Financial Overview

Fourth Quarter Earnings Summary

Reported 4Q12 net income of $3.0 million or $0.06 per share
Grew organic loan production for the eighth consecutive quarter, resulting in growth in our strategic loan portfolio
Grew average non-interest bearing demand deposit balances 16.6% annualized, leading to growth in average transaction balances
Lowered cost of deposits by 11 basis points to 0.48%
Added $8.9 million to accretable yield for the acquired loans accounted for under ASC 310-30, while only taking $1.6 million in impairments, netting to a $7.3 million economic improvement in the quarter and $68.9 million on a life-to-date basis
Tangible book value per share of $19.17 before consideration of the excess accretable yield value of $0.50 per share; $19.67 including excess accretable yield
Net interest margin expanded to 4.09%, driven by higher yields on loans accounted for under ASC
310-30
Approximately $400 million in excess strategic capital (above 10% Tier 1 Leverage), which positions us for future growth opportunities

$ 19.29
$ 19.17
$18.82
$17.60
$17.68
$18.25
$19.50
$19.10
$19.16
$19.30
$19.67
$0.50
$ 1.3
$ 17.0
$ 15.7
$ 3.1
$ 4.1 $ 4.0
$ 4.3
0.09%
0.39%
0.33%
0.25%
0.34%
0.34%
0.38%
FY2010 FY2011 FY2012 1Q12 2Q12 3Q12 4Q12
Adj. Net Income Adj. ROATA

Off to a Great Start
Profitability & Adj. ROATA
TBV / Share
($ in millions, except per share data)
Source: SNL Financial.
Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. NBH metrics presented on an adjusted basis, which excludes stock-based compensation expense, gain or loss on sale of securities, bargain purchase gains, related acquisition expenses, and IPO related expenses. Financial metrics tax affected based on the effective tax rate for each period.
¹ Excluding $12mm of after-tax expenses related to NBH’s IPO, 3Q12 and FY2012 net income would have been $4mm and $16mm, respectively.
² 4Q12 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield/ share. Excess A-T accretable yield defined as total accretable yield less
4.5% average loan yield on originations.
Acquisition of Bank
Midwest & Hillcrest Bank
Acquisition of Bank
of Choice
Acquisition of Community
Banks of Colorado
Profitable since beginning of operating
history¹
TBV accretive even after four acquisitions
and start-up costs
Inception FY 2010 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Reported Excess Accretable Yield ²
2

69% of total assets are in cash, securities (low-risk, high-
quality agency residential MBS and CMOs), and covered
loans
98% of total liabilities composed of client deposits and repos
Capital is strictly composed of common equity
Loan Portfolio
Total Assets
Loans
Non 310-30
Loan Pools
$1,016mm
55%
310-30
Loan Pools
$831mm
45%
New
Originations
$539mm
Covered
$529mm
Covered
$80mm
Non-
Covered
$397mm
Low-Risk Balance Sheet
310-30  Loan Pools Accretable Yield
Reclassification Life-to-Date ($mm)
$ 93.0
$ 68.9
$(24.0)
Inc. in Accr. Yield
(Recog. Over Time)
Impairments
(Provision)
Net Increase in
Accretable Yield
Marked to
Market
38%
New
Originations
29%
Marked to
Market &
Covered
33%
FDIC
Indemnification
Asset
2%
Loans
34%
Investment
Securities
43%
Cash
14%
Other
Assets
7%
~71% of portfolio carry acquisition fair value marks
33% is covered by FDIC loss share
45% are in accounting loans pools that are revalued quarterly
Non-
Covered
$302mm

$ 14
$ 10
$ 20
$ 11
$ 26
$ 31
$ 19
$ 7
$ 11
$ 21
$ 8
$ 22
$ 24
$ 29
$ 14
$ 17
$ 17
$ 36
$ 33
$ 40
$ 60
$ 53
$ 7
$ 6
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Commercial CRE Agriculture Resi. Consumer
$ 25
$ 25
$ 35
$ 54
$ 82
$ 84
$ 128
$ 140

Loan Portfolio Strategic Loan Composition (31-Dec-12)
($ in millions)
High Quality and Stable Strategic Loan Portfolio
Strategic Loans – Non-performing (31-Dec-12)
Strategic Portfolio: $1.1bn
Loan Originations
Q-o-Q Growth 40% 54% 52% 2% 52% 9%
Strategic Loans Non-Strategic Loans
12/31/11 6/30/12 9/30/12 12/31/12
$ 1,085
$ 1,047
$ 1,086
$ 1,127
$ 719
12/31/11 6/30/12 9/30/12 12/31/12
$ 1,189
$ 937
$ 852
Comm.
14%
Agriculture
14%
CRE
25%
Resi
43%
Consumer
4%
28%
Performing
99.4%
Non-performing
0.6%

3%
5%

(30)%
(10)%

National Bank Holdings
CORPORATION

1.41%
1.28%
1.12%
0.94%
0.84%
0.79%
0.69%
0.59%
0.48%
4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12

Deposit Composition
Cost of
Deposits Time Maturity
($ in millions)
Growing Low Cost Transaction Accounts
(13) bps
(16) bps
(18) bps
(10) bps
(5) bps
(10) bps
6/30/12 12/31/11 12/31/10
Rate 0.74% 0.67% 0.88% 1.77% 1.83% 1.64%
(10) bps
9/30/12
Transaction Deposits
Time Deposits
(11) bps
12/31/12
16%
24%
26% 26%
29%
19%
21%
26%
29%
29%
43%
33%
30%
28%
27%
22%
22%
18%
17%
15%
Demand & NOW Savings & MM Retail Time Jumbo Time
$3,473
35%
Non-
Time
52%
Non-
Time
$4,530
45%
Non-
Time
$5,063
55%
Non-
Time
$4,282
58%
Non-
Time
$4,201
$616
$583
$373
$112
$44
$25
35%
33%
21%
6%
3%
2%
< 6
Months
6 Months -
1 Year
1 - 2
Years
2 - 3
Years
3 - 4
Years
4+
Years
($mm) % of Total Time Deposits
$ 2,785
$ 1,945
$ 1,753
$ 2,278
$ 2,337
$ 2,448
12/31/11 9/30/12 12/31/12 12/31/11 9/30/12 12/31/12

Provision For Loan Losses
Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics.
¹ Adjusted metrics excludes initial public offering related expenses, bargain purchase gains, related acquisition expense, stock-based compensation expense, and gain or loss on sale of securities.
² Tax adjustments are calculated at a rate equal to the effective tax rate for each period, with the exception of the three months ended September 30, 2012, which was calculated at a tax rate of 38.24%, which is adjusted for the effects of the non-deductibility of the expenses related to our initial public offering.
² Other expenses include: professional fees, other real estate owned expenses, problem loan expenses, and gain or loss from change in fair value of warrant liability.
Adjusted Non-Interest Income ¹ Adjusted Non-Interest Expense ¹
($ in millions)
P&L Metrics
$ 138.0
$ 49.9
Net Interest Margin
$43.1
3.40%
3.98%
3.91%
4.00%
3.92%
4.09%
FY2011 FY2012 1Q12 2Q12 3Q12 4Q12
$ 15.0
$ 9.0
$ 4.6
$ 1.8 $ 1.6
$ 1.1
$ 5.0
$ 19.0
$ 3.3
$ 10.5
$ 3.7
$ 1.6
$ 20.0
$ 28.0
$ 7.8
$ 12.2
$ 5.3
$ 2.7
2011 2012 1Q12 2Q12 3Q12 4Q12
Loan
Pools
Impairment
Non-Loan
Pools
$(4.7)
$ <0.1
$ 1.4
$(1.3)
$(1.9)
$ 29.6
$ 36.7
$ 9.6
$ 10.0
$ 8.1
$ 9.0
16.0%
15.2%
15.3%
16.2%
14.0%
15.4%
FY2011 FY2012 1Q12 2Q12 3Q12 4Q12
FDIC Loss Share Inc. Adj. Non-Interest Income¹
Adj. Fee Income / Revenue¹
$(1.8)
$ 112.4
$ 149.1
$ 36.0 $ 37.7
$ 38.5
$ 37.0
$ 25.6
$ 46.6
$ 13.9
$ 5.6
$ 14.8
$ 12.2
72.2%
75.7%
77.3%
67.6%
77.1%
81.7%
FY2011 FY2012 1Q12 2Q12 3Q12 4Q12
$ 45.7
$ 187.7
$ 49.2
Oper. Exp. Other Exp.² Adj. Efficiency Ratio¹

Looking Ahead

Organic Earnings Potential

ROATA
Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics.
¹ Adjusted metric excludes initial public offering related expenses, bargain purchase gains, stock-based compensation expense, and gain or loss on sale of securities.
Professional fees
decline to normal
operating levels
Continued
expense
efficiencies
Hillcrest Bank
Higher yielding
acquired loans
run-off
Reduction in
work-out
expenses and
loss share income
0.38%
1.00% - 1.25%
Target ROATA
4Q12
Adjusted ¹
Expense
Adjustments
Organic
Growth
Run-off Acquired
Portfolios
Pro Forma
Ramp-up of loan
production
Continue reducing
cost of funds
Securities re-price
downward
Fee business
initiatives

Key Long-Term Financial Targets 25 Assets >$10bn Efficiency Ratio <60% ROATA 1.00% - 1.25% ROATCE 13% - 16% Dividend Payout Ratio 25% Tier 1 Leverage 8% Fully Levered Targets

Investment Highlights

Disciplined Focus on Building Meaningful Scale and Market Share in Attractive Markets
Expertise in FDIC-assisted and Unassisted Bank Transactions
with Substantial Future Opportunities
Operating Platform Implemented with Full Conversion of All Acquisitions
Organic Growth Accelerating
Attractive Low-Risk Profile
Available Capital to Support Growth
Experienced and Respected Management Team and Board of Directors

Appendix

1 %
0 %
4 %
40 %
48 %
7 %

National Bank Holdings
CORPORATION

Conservative Investment Portfolio
4Q12 Investments by Asset Class ¹
Portfolio Summary ¹
100% of portfolio AAA rated or U.S. agency
backed ²
Stable duration of 3.2 years
OCI fluctuations minimized by 25% of
portfolio residing in HTM
$90mm in prime auto ABS is AAA rated and
has duration of 0.5 years
($ in millions)
¹ Excludes $29mm, $32mm and $33mm of FHLB / FRB stock as of 31-Dec-11, 30-Sep-12 and 31-Dec-12, respectively.
² Aaa rated by Moody’s, AAA by Fitch, and AA+ by S&P.
31-Dec-11 30-Sep-12 31-Dec-12
Book Value
Available-for-Sale $ 1,786 $ 1,696 $ 1,681
Held-to-Maturity 7 612 548
"Locked-in" Gains (HTM) 0 32 29
Total Book Value
$ 1,793 $ 2,339 $ 2,258
Available-for-Sale Unrealized Gains 77 44 37
Fair Market Value of Portfolio $ 1,870 $ 2,383 $ 2,295
Portfolio Yield (Spot) 3.23% 2.61% 2.42%
Portfolio Duration 3.2 3.3 3.2
Weighted-Average Life 3.4 3.4 3.4
Mortgage Backed
Securities - Fixed Rate
Mortgage Backed
Securities - ARMs
Collateralized Mortgage
Obligations - Fixed Rate
Collateralized Mortgage
Obligations - Floating Rate
Asset Backed Securities -
Fixed Rate Prime Auto
Other

Net Interest Income Sensitivity
Note: Interest Rate Risk as of 31-Dec-12.
¹ 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve.
NBH Balance Sheet positioned to benefit from rising rate environment
Net Interest Income Change ¹
(2.88)%
7.43%
12.84%
(5.0)%
(2.0)%
1.0%
4.0%
7.0%
10.0%
13.0%
-50 bps +100 bps +200bps
Interest Rate Shock

–	–	–	–
	–	–	–	–

National Bank Holdings
CORPORATION

Reconciliation of Non-GAAP Measures
($ in millions)
¹ Net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less 4.5% average loan yield on originations.
For the 12-Months Ended For the 3-Months Ended
31-Dec-10 31-Dec-11 31-Dec-12 31-Mar-12 30-Jun-12 30-Sep-12 31-Dec-12
Net Income (Loss) $ 6.1 $ 42.0 $(0.5) $ 1.6 $ 2.7 $(7.9) $ 3.0
Less: After-Tax Bargain Purchase Gain (25.4) (36.6) – – – – –
Add: After-Tax Impact of Stock-Based Compensation 11.2 7.6 8.2 1.3 1.3 4.3 1.3
Add: After-Tax Impact of Acquisition Costs 9.5 3.0 0.5 0.5 0.0 – –
Add: Impact of IPO Related Expenses – – 8.0 – 0.1 7.6 –
Less: After-Tax Gain / (Loss) on Sale of Investment Securities (0.0) 0.4 (0.4) (0.4) 0.0 – –
After-Tax Adjusted Net Revenue $ 1.3 $ 16.3 $ 15.7 $ 3.1 $ 4.1 $ 4.0 $ 4.3
After-Tax Amortization 0.0 2.6 3.5 0.8 0.8 0.9 0.9
After-Tax Adjusted Cash Net Income $ 1.3 $ 19.0 $ 19.2 $ 3.9 $ 4.8 $ 4.9 $ 5.2
Non-Interest Expense $ 49.0 $ 155.5 $ 209.6 $ 53.0 $ 45.3 $ 60.0 $ 51.4
Less: Pre-Tax Impact of Stock-Based Compensation (16.6) (12.6) (13.1) (2.2) (2.1) (6.7) (2.2)
Less: Pre-Tax Impact of Acquisition Costs (14.1) (4.9) (0.9) (0.9) (0.0) 0.0 –
Less: Impact of IPO Related Expenses – – (8.0) – (0.1) (7.6) –
Adjusted Non-Interest Expense $ 18.3 $ 138.0 $ 187.7 $ 49.9 $ 43.1 $ 45.7 $ 49.2
Less: Professional Fees (1.3) (14.3) (2.9) (2.9) (3.4) (2.7) (2.5)
Less: Other Real Estate Owned Expenses (0.7) (7.1) (8.6) (8.6) (0.1) (3.5) (8.2)
Less: Problem Loan Expenses (0.6) (4.4) (1.7) (1.7) (2.7) (2.3) (1.8)
Less: Gain (Loss) from Change in Fair Value of Warrant Liability (0.0) 0.1 1.4 (0.7) 0.6 1.2 0.4
Adjusted Operating Expense $ 15.6 $ 112.4 $ 175.8 $ 36.0 $ 37.6 $ 38.5 $ 37.0
Non-Interest Income $ 42.2 $ 89.5 $ 37.4 $ 10.3 $ 10.0 $ 8.1 $ 9.0
Less: Pre-Tax Bargain Purchase Gain (37.8) (60.5) – – – – –
Less: Pre-Tax Gain / (Loss) on Sale of Investment Securities (0.0) 0.6 (0.7) (0.7) – – –
Adjusted Non-Interest Income $ 4.4 $ 29.6 $ 36.7 $ 9.6 $ 10.0 $ 8.1 $ 9.0
Total Stockholders' Equity $ 993.8 $ 1,088.7 $ 1,090.6 $ 1,091.4 $ 1,096.7 $ 1,095.8 $ 1,090.6
Less: Goodwill & Other Intangible Assets (79.7) (92.6) (87.2) (91.2) (89.9) (88.5) (87.2)
Tangible Common Equity 914.0 996.2 1,003.4 1,000.2 1,006.9 1,007.3 1,003.4
Common Shares Outstanding 51.9 52.2 52.3 52.2 52.2 52.2 52.3
Tangible Book Value / Share $ 17.60 $ 19.10 $ 19.17 $ 19.16 $ 19.29 $ 19.30 $ 19.17
(+) Excess Accretably Yield ¹ 0.50
0.50
Tangible Book Value / Share (incl. Excess Accretable Yield) $ 19.67 $ 19.67

Reconciliation of Non-GAAP Measures (cont'd)
For the 12-Months Ended For the 3-Months Ended
31-Dec-10 31-Dec-11 31-Dec-12 31-Mar-12 30-Jun-12 30-Sep-12 31-Dec-12
ROAA / ROATA
GAAP ROAA 0.44% 0.81% (0.01)% 0.11% 0.18% (0.56)% 0.22%
Plus: Adjustments (0.35) (0.48) 0.28 0.09 0.10 0.84 0.10
Adjusted ROAA 0.09% 0.33% 0.27% 0.20% 0.28% 0.28% 0.32%
Plus: Tangible Adjustments 0.00 0.06 0.06 0.05 0.06 0.06 0.06
Adjusted ROATA 0.09% 0.39% 0.33% 0.25% 0.34% 0.34% 0.38%
ROAE / ROATE
GAAP RAOE 0.62% 4.01% (0.05)% 0.60% 0.99% (2.86)% 1.10%
Plus: Adjustments (0.49) (2.39) 1.49 0.53 0.49 4.31 0.47
Adjusted ROE 0.13% 1.62% 1.44% 1.13% 1.48% 1.45% 1.57%
Plus: Tangible Adjustments 0.00 0.41 0.45 0.42 0.48 0.46 0.46
Adjusted ROATE 0.13% 2.03% 1.89% 1.55% 1.96% 1.91% 2.03%
Fee Income Ratio
GAAP Fee Income Ratio 72.6% 36.5% 15.5% 16.2% 16.2% 14.0% 15.4%
Plus: Adjustments (51.0) (20.5) (0.2) (0.9) 0.0 0.0 0.0
Adjusted Fee Income Ratio 21.6% 16.0% 15.2% 15.3% 16.2% 14.0% 15.4%
Efficiency Ratio
GAAP Efficiency Ratio 84.3% 61.7% 84.5% 81.3% 71.0% 101.8% 85.4%
Plus: Adjustments 5.8 10.2 (8.9) (4.0) (3.5) (24.7) (3.7)
Adjusted Efficiency Ratio 90.2% 71.9% 75.7% 77.3% 67.5% 77.1% 81.7%
Net Income
Reported EPS $ 0.11 $ 0.81 $(0.01) $ 0.03 $ 0.05 $(0.15) $ 0.06
Plus: Adjustments (0.09) (0.49) 0.31 0.03 0.03 0.23 0.02
Adjusted EPS $ 0.02 $ 0.31 $ 0.30 $ 0.06 $ 0.08 $ 0.08 $ 0.08